UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SLM Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SLM CORPORATION ATTN: CORPORATE SECRETARY 300 CONTINENTAL DRIVE NEWARK, DE 19713 Your Vote Counts! SLM CORPORATION 2023 Annual Meeting Vote by June 19, 2023 11:59 PM EASTERN DAYLIGHT TIME D97524-P85965 You invested in SLM CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 20, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 20, 2023 1:00 PM Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/SLM2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items	Board Recommends
1. Election of Directors	
Nominees:	
1a. R. Scott Blackley	For
1b. Paul G. Child	For
1c. Mary Carter Warren Franke	For
1d. Marianne M. Keler	For
1e. Mark L. Lavelle	For
1f. Ted Manvitz	For
1g. Jim Matheson	For
1h. Samuel T. Ramsey	For
1i. Vivian C. Schneck-Last	For
1j. Robert S. Strong	For
1k. Jonathan W. Witter	For
1l. Kirsten O. Wolberg	For
2. Advisory approval of SLM Corporation's executive compensation.	For
3. Advisory approval of the frequency of future advisory votes on SLM Corporation's executive compensation.	1 Year
4. Ratification of the appointment of KPMG LLP as SLM Corporation's independent registered public accounting firm for 2023.	For

NOTE: This proxy is revocable and the shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted as the Board of Directors recommends. If any other matters properly come before the meeting or any adjournments or postponements thereof, the persons named in this proxy will vote in their discretion.

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